                                                                                                              EXHIBIT 20(c)
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                                                           Investor Interest  Investor Interest
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ---------------- -----------------  -----------------
Aggregate Net Investment Value (ANIV)                                     1,099,937,045.30
Discounted Principal Balance                                              1,099,937,045.30
Initial Notional/Certificate Balance                                                   -              100.00%  1,077,938,000.00
Percent of ANIV                                                                                                           98.00%
Notional/Certificate Rate
Weighted Average Coupon (WAC)                                                         7.74%
Weighted Average Remaining Term (WAM)                                                 38.7
Servicing Fee Percentage                                                              1.00%
Servicer Advance                                                              2,144,779.34
Servicer Payahead                                                             3,039,194.68
Reserve Fund:
  Initial Deposit Amount                                                     41,247,639.20
  Specified Reserve Fund Percentage                                                   5.50%
  Specified Reserve Fund Amount                                              60,496,537.49
  Reserve Fund Trigger Percentage                                                     6.50%
  Reserve Fund Trigger Amount                                                71,495,907.94
Number of Contracts                                                                 49,144

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Aggregate Net Investment Value                                            1,099,935,007.22
Discounted Principal Balance                                              1,076,176,220.27
Notional Certificate Balance                                                                                   1,077,938,000.00
Adjusted Notional/Certificate Balance
Percent of ANIV                                                                                                           98.00%
Servicer Advances                                                             2,232,600.69
Servicer Pay Ahead Balance                                                    3,332,616.84
Maturity Advances Outstanding                                                          -
Cumulative Credit Losses to Date                                                101,903.92
Cumulative Reimbursed Credit Loss                                                99,865.84
Cumulative Residual Value (Gain) Loss                                                  -
Cumulative Reimbursed Residual Value Losses                                            -
Certificate Principal Loss Amount                                                      -
Number of Current Contracts                                                         48,862
Weighted Average Coupon (WAC)                                                         7.74%
Weighted Average Remaining Term (WAM)                                                 31.8

End of Period Balances:
-----------------------
  Aggregate Net Investment Value                                          1,099,927,411.25
  Discounted Principal Balance                                            1,099,917,597.01
  Notional Certificate Balance                                                                                 1,077,938,000.00
  Adjusted Notional/Certificate Balance
  Percent of ANIV                                                                                                         98.00%
  Servicer Advances                                                           2,436,642.47
  Servicer Pay Ahead Balance                                                  3,588,037.62
  Maturity Advances Outstanding                                                        -
  Cumulative Credit Losses to Date                                              481,702.59
  Cumulative Reimbursed Credit Loss                                             472,068.54
  Cumulative Residual Value (Gain) Loss                                                -
  Cumulative Reimbursed Residual Value Losses                                          -
  Certificate Principal Loss Amount                                                    -
  Number of Current Contracts                                                       50,360
  Weighted Average Coupon (WAC)                                                       7.72%
  Weighted Average Remaining Term (WAM)                                               30.8


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                             Class A1         Class A1          Class A2         Class A2
Original Deal Parameter                                      Percent      Notional Balance      Percent      Notional Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                               31.08%   335,000,000.00           53.34%    575,000,000.00
Percent of ANIV                                                                      30.46%                             52.28%
Notional/Certificate Rate                                                             5.35%                              5.45%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Reserve Fund Trigger Percentage
  Reserve Fund Trigger Amount
Number of Contracts

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional Certificate Balance                                                335,000,000.00                     575,000,000.00
Adjusted Notional/Certificate Balance
Percent of ANIV                                                                      30.46%                             52.28%
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional Certificate Balance                                              335,000,000.00                     575,000,000.00
  Adjusted Notional/Certificate Balance
  Percent of ANIV                                                                    30.46%                             52.28%
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                             Class A3         Class A3          Class B           Class B
Original Deal Parameter                                      Percent      Notional Balance      Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                8.94%    96,400,000.00            6.64%     71,538,000.00
Percent of ANIV                                                                       8.76%                              6.50%
Notional/Certificate Rate                                                             5.50%                              6.55%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Reserve Fund Trigger Percentage
  Reserve Fund Trigger Amount
Number of Contracts

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional Certificate Balance                                                 96,400,000.00                      71,538,000.00
Adjusted Notional/Certificate Balance
Percent of ANIV                                                                       8.76%                              6.50%
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional Certificate Balance                                               96,400,000.00                      71,538,000.00
  Adjusted Notional/Certificate Balance
  Percent of ANIV                                                                     8.76%                              6.50%
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                        Balance
-----------------------                                                   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                         21,999,045.30
Percent of ANIV                                                                       2.00%
Notional/Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Reserve Fund Trigger Percentage
  Reserve Fund Trigger Amount
Number of Contracts

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional Certificate Balance                                                 21,997,007.22
Adjusted Notional/Certificate Balance
Percent of ANIV                                                                       2.00%
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional Certificate Balance                                               21,989,411.25
  Adjusted Notional/Certificate Balance
  Percent of ANIV                                                                     2.00%
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998

Current Month Collection Activity
---------------------------------
Principal Collections                                       8,673,192.44
Prepayments in Full - Number                                          90
Prepayments in Full - Amount                                2,143,338.64
Reallocation - Number of Leases                                        6
Reallocation Payment                                          116,819.26
Interest Collections                                        7,555,139.32
Net Liquidation Proceeds and Recoveries                     1,682,510.83
Increase (Decrease) in Maturity Advances                             -
Net Liquidation Proceeds - Vehicle Sales                             -
Reimbursed Certificate Principal Losses                              -
Net Investment Income                                                -
                                                          --------------
Total Available                                            20,171,000.49


Increase (Decrease) in Servicer Advances                      204,041.78
(Increase) Decrease in PayAheads Held                        (255,420.78)
                                                                                                  ANIV
Current Month Operational Activity                           Vehicles                           Balance
----------------------------------                        --------------                     -------------
Inventory on Hand:
  Matured Lease Vehicle Inventory                                      0                               -
  Repossessed Vehicle Inventory                                       85                      1,812,162.13
                                                          --------------                     -------------
  Total Inventory on Hand                                             85                      1,812,162.13
                                                          ==============                    ==============

Residual Value (Gain) Loss:
  Matured Lease Vehicle Inventory Sold                               -                                 -
  Net Liquidation Proceeds                                                                             -
                                                                                             -------------
  Net Residual Value (Gain) Loss                                                                       -
                                                                                             =============
  Cumulative Residual Value (Gain) Loss all periods                                                     -
                                                                                             =============
Liquidation of ChargeOffs and Repossessions:
  Liquidated Contracts                                                99
  Discounted Principal Balance                                                                2,062,309.50
  Net Liquidation Proceeds                                                                   (1,682,510.83)
  Recoveries - Previously Liquidated Contracts                                                         -
                                                                                             -------------
  Aggregate Credit Losses for the Collection Period                                             379,798.67
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                      481,702.59
  Repossessed in Current Period                                       65                    ==============

Delinquent Contracts:                                        Accounts          Percent            ANIV            Percent
                                                          --------------  ----------------   -------------   ----------------
  31-60 Days Delinquent                                              370              0.73%   7,987,538.71               0.73%
  61-90 Days Delinquent                                               28              0.06%     655,985.95               0.06%
 Over 90 Days Delinquent                                              11              0.02%     239,867.17               0.02%
                                                          --------------  ----------------   -------------   ----------------
  Total Delinquencies                                                409              0.81%   8,883,391.83               0.81%
                                                          ==============  ================   =============   ================

                                                                                                 Amount
                                                                                             -------------
Beginning Unreinvested Principal Collections                                                 23,758,786.95
  Current Month Principal Collections                                                        12,988,063.87
                                                                                             -------------
  Total Available                                                                            36,746,850.82
  Allocation to Subsequent Contracts and Lease Vehicles            1,693                     36,737,036.58
                                                                                             =============
  Ending Unreinvested Principal Collections                                                       9,814.24
                                                                                             =============




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
   Capped Contingent and Excess Liability Premiums                               10,619.20       31,857.60
   Capped Titling Trust Administration Expenses                                   1,250.00        3,750.00
   Capped Securitization Trust Administration Expenses                              833.33        2,499.99
                                                                          ----------------   -------------
      Total Capped Expenses                                                      12,702.53       38,107.59

   Uncapped Titling Trust Administration Expenses
   Uncapped Securitization Trust Administration Expenses
                                                                          ----------------   -------------
      Total Uncapped Expenses                                                          -               -
      Paid Expenses                                                              12,702.53       38,107.59
      Previous Unpaid Balance                                                          -               -
      Current Unpaid Balance                                                           -               -

Servicer's Fee Due:
  Due from Previous Periods                                                            -
  Due for this Period                                                           916,612.51
  Paid this Period                                                             (916,612.51)
  Servicer's Fee Balance Due                                                           -
Supplemental Servicer's Fees                                                     74,007.45
                                                                                                  Sold          Net
Matured Vehicles Sold for                         Number       Scheduled            Sale        Residual    Mat Vehicle
each Collection Period:                            Sold       Maturities           Ratio         Value        Proceeds
                                                 --------     ----------         ---------     ----------  ------------
  Second Preceding Collection Period                                                                 0.00%
  First Preceding Collection Period                                                                  0.00%
  Current Collection Period                                                                          0.00%
  Three Month Average                                                                                0.00%
  Residual Value Coverage %                                                                          0.00%

                                                                                               Annualized
                                                                                                Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.00%
    First Preceding Collection Period                                                                 0.11%
    Current Collection Period                                                                         0.41%
    Three Month Average                                                                               0.17%
Trigger Indicator (1.25%)                                                              trigger was not hit

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
    Second Preceding Collection Period                                                                0.06%
    First Preceding Collection Period                                                                 0.09%
    Current Collection Period                                                                         0.08%
    Three Month Average                                                                               0.08%
Trigger Indicator (1.25%)                                                              trigger was not hit

                                                             Class B           Class A           Total
                                                              Amount           Amount            Amount
Reserve Fund:                                             --------------  ----------------   -------------
  Beginning Balance                                         1,073,070.00     54,664,066.48   55,737,136.48
  Withdrawal Amount                                                  -                 -               -
  Transferor Excess                                                  -        1,923,163.95    1,923,163.95
                                                          --------------  ----------------   -------------
  Ending Balance                                            1,073,070.00     56,587,230.43   57,660,300.43
  Specified Reserve Fund Balance                            1,073,070.00     59,423,467.49   60,496,537.49
                                                          --------------  ----------------   -------------
  Release to Transferor                                              -                 -               -
  Cumulative Withdrawal Amount                                       -                 -               -


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                                          Investor Interest   Investor Interest
                                                              Total            Percent             Balance
                                                          --------------  -----------------   -----------------
Notional/Certificate Interest Accrual Amount
--------------------------------------------
Interest:
---------
  Interest Collections                                      7,555,139.32
  Net Investment Income                                              -
  Non-Recoverable Advances                                    (51,454.25)
                                                          --------------
     Available Interest                                     7,503,685.07              98.00%       7,353,611.37
  Class A-1, A-2, A-3 Notional Interest Accrual Amount      (3,940,588.89)                        (3,940,588.89)
  Unreimbursed A-1, A-2, and A-3 Interest Shortfall                  -
  Interest Accrual for Adjusted Class B Certificate Bal.      (338,414.49)                          (338,414.49)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                             (916,612.51)                           (898,280.26)
  Capped Expenses                                             (12,702.53)                            (12,448.47)
  Interest Accrual on Class B Cert. Princ. Loss Amount               -                                      -
  Uncapped Expenses                                                  -                                      -
                                                          --------------                          -------------
  Total Unallocated Interest                                2,295,366.65                           2,163,879.26
  Excess Interest to Transferor                                      -                            (2,163,879.26)
                                                          --------------                          -------------
Net Interest Collections Available                          2,295,366.65                                    -
  Deposit to Reserve Fund                                  (1,923,163.95)                                   -
Withdrawal from Reserve Fund                                         -
                                                          --------------

Principal:
----------
Certificate Principal Loss Amounts:
  Current Loss Amount                                        (379,798.67)                           (372,202.70)
  Loss Reimbursement from Transferor                          372,202.70                             372,202.70
  Loss Reimbursement from Reserve Fund                               -                                      -
                                                          --------------                          -------------
Transferor Ending Certificate Princ. Loss Amount               (7,595.97)                                   -

Principal Allocations:
  Principal Collections                                    10,933,350.34                          10,714,683.33
  Liquidated Contracts                                      2,062,309.50                           2,021,063.31
  Accelerated Principal Distribution Amount                          -                                      -
  Maturity Advances                                                  -                                      -
  Carryover Shortfall                                                -                                      -
  Prior Carryover Shortfall                                          -                                      -
  Total Carryover Shortfall                                          -                                      -
  Withdrawal from Reserve Fund                                       -                                      -
  B Certificate Principal Subordinated Inc (Dec)                     -                                      -
                                                          --------------                          -------------
  Total Principal Reinvested                               12,988,063.87                          12,735,746.64
                                                          --------------                          -------------
  Total Principal Allocated                                          -                                      -
                                                          --------------                          -------------

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------

Class A Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------

Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                             Class A1         Class A1          Class A2         Class A2
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Notional/Certificate Interest Accrual Amount
--------------------------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Non-Recoverable Advances

     Available Interest                                                       2,285,344.61                       3,922,606.43
  Class A-1, A-2, A-3 Notional Interest Accrual Amount                       (1,294,402.78)                     (2,263,263.89)
  Unreimbursed A-1, A-2, and A-3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                               -                                  -
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                               (279,166.24)                       (479,165.92)
  Capped Expenses                                                                (3,868.72)                         (6,640.34)
  Interest Accrual on Class B Cert. Princ. Loss Amount                                 -                                  -
  Uncapped Expenses                                                                    -                                  -
                                                                             -------------                      -------------
  Total Unallocated Interest                                                    707,906.88                       1,173,536.29
  Excess Interest to Transferor                                                (707,906.88)                     (1,173,536.29)
                                                                             -------------                      -------------
Net Interest Collections Available                                                     -                                  -
  Deposit to Reserve Fund                                                              -                                  -
Withdrawal from Reserve Fund


Principal:
----------
Certificate Principal Loss Amounts:
  Current Loss Amount                                                                  -                                  -
  Loss Reimbursement from Transferor                                                   -                                  -
  Loss Reimbursement from Reserve Fund                                                 -                                  -
                                                                             -------------                      -------------
Transferor Ending Certificate Princ. Loss Amount                                       -                                  -

Principal Allocations:
  Principal Collections                                                       3,329,893.66                       5,715,489.13
  Liquidated Contracts                                                          628,103.11                       1,078,087.43
  Accelerated Principal Distribution Amount                                            -                                  -
  Maturity Advances                                                                    -                                  -
  Carryover Shortfall                                                                  -                                  -
  Prior Carryover Shortfall                                                            -                                  -
  Total Carryover Shortfall                                                            -                                  -
  Withdrawal from Reserve Fund                                                         -                                  -
  B Certificate Principal Subordinated Inc (Dec)                                       -                                  -
                                                                             -------------                      -------------
  Total Principal Reinvested                                                  3,957,996.77                       6,793,576.55
                                                                             -------------                      -------------
  Total Principal Allocated                                                            -                                  -
                                                                             -------------                      -------------

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance






                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                             Class A3         Class A3          Class  B          Class B
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Notional/Certificate Interest Accrual Amount
--------------------------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Non-Recoverable Advances

     Available Interest                                                         657,633.50                         488,026.82
  Class A-1, A-2, A-3 Notional Interest Accrual Amount                         (382,922.22)
  Unreimbursed A-1, A-2, and A-3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                               -                          (338,414.49)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                (80,333.20)                        (59,614.90)
  Capped Expenses                                                                (1,113.26)                           (826.15)
  Interest Accrual on Class B Cert. Princ. Loss Amount                                 -                                  -
  Uncapped Expenses                                                                    -                                  -
                                                                             -------------                      -------------
  Total Unallocated Interest                                                    193,264.81                          89,171.28
  Excess Interest to Transferor                                                (193,264.81)                        (89,171.28)
                                                                             -------------                      -------------
Net Interest Collections Available                                                     -                                  -
  Deposit to Reserve Fund                                                              -                                  -
Withdrawal from Reserve Fund


Principal:
----------
Certificate Principal Loss Amounts:
  Current Loss Amount                                                                  -                          (372,202.70)
  Loss Reimbursement from Transferor                                                   -                           372,202.70
  Loss Reimbursement from Reserve Fund                                                 -                                  -
                                                                             -------------                      -------------
Transferor Ending Certificate Princ. Loss Amount                                       -                                  -

Principal Allocations:
  Principal Collections                                                         958,214.18                         711,086.37
  Liquidated Contracts                                                          180,743.70                         134,129.08
  Accelerated Principal Distribution Amount                                            -                                  -
  Maturity Advances                                                                    -                                  -
  Carryover Shortfall                                                                  -                                  -
  Prior Carryover Shortfall                                                            -                                  -
  Total Carryover Shortfall                                                            -                                  -
  Withdrawal from Reserve Fund                                                         -                                  -
  B Certificate Principal Subordinated Inc (Dec)                                       -                                  -
                                                                             -------------                      -------------
  Total Principal Reinvested                                                  1,138,957.88                         845,215.44
                                                                             -------------                      -------------
  Total Principal Allocated                                                            -                                  -
                                                                             -------------                      -------------

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance






                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                        Transferor Interest   Transferor Interest     Transferor Interest
                                                              Percent             Interest                  Principal
                                                        -------------------   -------------------     -------------------
Notional/Certificate Interest Accrual Amount
--------------------------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Non-Recoverable Advances

     Available Interest                                                 2.00%          150,073.70
  Class A-1, A-2, A-3 Notional Interest Accrual Amount
  Unreimbursed A-1, A-2, and A-3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                                      -
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                       (18,332.25)
  Capped Expenses                                                                         (254.06)
  Interest Accrual on Class B Cert. Princ. Loss Amount                                        -
  Uncapped Expenses                                                                           -
                                                                                   --------------
  Total Unallocated Interest                                                           131,487.39
  Excess Interest to Transferor                                                      2,163,879.26
                                                                                   --------------
Net Interest Collections Available                                                   2,295,366.65
  Deposit to Reserve Fund                                                           (1,923,163.95)
Withdrawal from Reserve Fund


Principal:
----------
Certificate Principal Loss Amounts:
  Current Loss Amount                                                                         -                 (7,595.97)
  Loss Reimbursement from Transferor                                                  (372,202.70)                    -
  Loss Reimbursement from Reserve Fund                                                        -                       -
                                                                                   --------------          --------------
Transferor Ending Certificate Princ. Loss Amount                                              -                 (7,595.97)

Principal Allocations:
  Principal Collections                                                                       -                218,667.01
  Liquidated Contracts                                                                        -                 41,246.19
  Accelerated Principal Distribution Amount                                                   -                       -
  Maturity Advances                                                                           -                       -
  Carryover Shortfall                                                                         -                       -
  Prior Carryover Shortfall                                                                   -                       -
  Total Carryover Shortfall                                                                   -                       -
  Withdrawal from Reserve Fund                                                                -                       -
  B Certificate Principal Subordinated Inc (Dec)                                              -                       -
                                                                                   --------------          --------------
  Total Principal Reinvested                                                                  -                252,317.22
                                                                                   --------------          --------------
  Total Principal Allocated                                                                   -                       -
                                                                                   --------------          --------------

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance






                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                                           Investor Interest       Class A-1
                                                               Total           Balance             Balance
                                                          --------------   -----------------     -----------
Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Allocations - Not Disbursed Beginning of Period                    -                   -                -
  Allocations - Current Period                              4,279,003.38        4,279,003.38     1,294,402.78
  Distribution - Current Period                                      -                   -                -
                                                          --------------  ------------------     ------------
  Allocations - Not Disbursed End of Period                 4,279,003.38        4,279,003.38     1,294,402.78
                                                          ==============  ==================     ============

Interest Distributions to Certificateholders:
---------------------------------------------
Interest on Permitted Investments                                    -                   -               -
Collections - Interest                                               -
Transfer (to) from Reserve Account                                   -
                                                          --------------
Interest Allocations - Current Month                                 -
Permitted Investment Maturities                                      -
                                                          --------------  ------------------     -----------
Total Interest Distributed to Certificateholders                     -                   -               -
                                                          --------------  ------------------     -----------

Principal Distributions to Certificateholders:
----------------------------------------------

Collections - Principal                                              -
Transfer from Reserve Account                                        -
                                                          --------------
Principal Allocations - Current Month                                -                   -               -
Permitted Investment Maturities                                      -                   -               -
                                                          --------------  ------------------     -----------
Total Principal Distributed to Certificateholders                    -                   -               -
                                                          --------------  ------------------     -----------

                                                          --------------  ------------------     -----------
     Total Principal and Interest Distributed:                       -                   -               -
                                                          ==============  ==================     ===========









































                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Allocation Date of October 26, 1998 for the Collection Period of September 1 through September 30, 1998
                                                             Class A2         Class A3          Class B
                                                             Balance          Balance           Balance
                                                          --------------  ----------------   -------------
Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------

  Allocations - Not Disbursed Beginning of Period                    -                 -               -
  Allocations - Current Period                              2,263,263.89        382,922.22      338,414.49

  Distribution - Current Period                                      -                 -               -
                                                          --------------  ----------------   -------------
  Allocations - Not Disbursed End of Period                 2,263,263.89        382,922.22      338,414.49
                                                          ==============  ================   =============

Interest Distributions to Certificateholders:
---------------------------------------------
Interest on Permitted Investments                                    -                 -               -
Collections - Interest
Transfer (to) from Reserve Account
                                                          --------------  ----------------   -------------
Interest Allocations - Current Month                                 -                 -               -
Permitted Investment Maturities                                      -                 -               -
                                                          --------------  ----------------   -------------
Total Interest Distributed to Certificateholders                     -                 -               -
                                                          --------------  ----------------   -------------

Principal Distributions to Certificateholders:
----------------------------------------------

Collections - Principal
Transfer from Reserve Account

Principal Allocations - Current Month                                -                 -               -
Permitted Investment Maturities                                      -                 -               -
                                                          --------------  ----------------   -------------
Total Principal Distributed to Certificateholders                    -                 -               -
                                                          --------------  ----------------   -------------

                                                          --------------  ----------------   -------------
     Total Principal and Interest Distributed:                       -                 -               -
                                                          ==============  ================   =============

/S/ HOLLY PEARSON
---------------------
    Holly Pearson
  Treasury Manager